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                                                                    Exhibit 32.2



 Certification Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002


         The following statement is provided by the undersigned to accompany the Form 10-Q for the period ended June 30, 2005 pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. 1350) and shall not be deemed filed pursuant to any provision of the Exchange Act of 1934 or any other securities law.

         The undersigned certifies that the foregoing Report on Form 10-Q fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 (15 U.S.C. 78m) and that the information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of Ispat Inland Inc.




Date:  August 9, 2005                            /s/  JOHN L. BRETT
                                                 ------------------------------
                                                 John L. Brett
                                                 Vice President, Finance
                                                 and Controller
                                                 Ispat Inland Inc.






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